UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  June 29, 2009

CHINA HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or Other Jurisdiction of Incorporation)

333-119034	98-0432681
(Commission File Number)	(IRS Employer Identification No.)

Julianna Lu, BSc. MSc.
Chief Executive Officer
101 Convention Center Drive, Suite 700, Las Vegas, NV 89109-2001
 (Address of principal executive offices) (Zip Code)
Issuer’s telephone Number: 1-778-995-0789

Mailing Address
Suite #601 – 110 Dai-Hou-Bei-Li, Hai-Dian-District, Beijing, PR China 100091
Issuer’s telephone Number: 1-778-995-0789

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

As confirmed, China Holdings, Inc. (the “Company”) (North America line: 1-778-995-0789, Email: julianna.lu77@yahoo.com)  is becoming a non-reporting issuer for the legal protection to the Company & public shareholders’ interest.

China Holdings, Inc. (the “Company”)& Julianna Lu/The Founder/Chairperson, for the honor and goodwill to all public shareholders in China, USA & Worldwide, are jointly developing the Company’s significant 800 Square KM land into A NEW RESORT CITY: “China-America Las Vegas City” in Inner Mongolia, PR China in 2009 – 2019. The Company is creating  further prosperous economic & financial opportunity in China, as well as  USA & The World, as the Company’s further contribution to currently world economy’s recovery & future prosperity.

Also China Holdings, Inc. (the “Company”)& Julianna Lu/The Founder/Chairperson, for the honor and goodwill to all public shareholders in China, USA & Worldwide, are jointly developing the Company’s Subsidary : China Power, Inc.’s 2250 MW renewable energy power plants /projects across China, including:  2000 MW wind power plants/projects on 400 Square KM land  and a total of  250 MW biomass waste to power plants/projects across China in 2009-2014, all the efforts/commitments are for the best interest/legal protection to the Company/all public shareholders in China, USA & Worldwide. The Company is creating  further prosperous economic & financial opportunity in Renewable Energy Industry in China, as well as  USA & The World, as the Company’s further contribution to currently world economy & Renewable Energy Industry ‘s future prosperity.

As China Holdings, Inc. (the “Company”) continues its significant 800 Square KM land development in China and current 100 Sq Km land/city development into  A NEW RESORT CITY: China-America Las Vegas City in Inner Mongolia, PR China, the Company is also developing an “Initial Public Offering” (IPO) of USD$200-400 Millions processing in next  9-12 months on  New York Stock Exchange or/and Small-Cap NASDAQ or/and AIM London Stock Exchange  or/and HongKong  Stock Exchange, for the best interest of all public shareholders in China & USA and worldwide , and the Company will become a reporting issuer at that time and present/disclose to the Public Accordingly.

China Holdings, Inc. (the “Company”) also continues its consolidated development (via its subsidiary: China Power, Inc.) & construction of 2000 MW Wind Power Plants/Projects & 250 Biomass Waste to Energy Power Plants/Projects across China in 2009-2010 for the Company’s continuing commitment/efforts/contribution to The Renewable Energy Industry in China & USA and worldwide. China Power, Inc. (www.chinapower.us) is also developing an “Initial Public Offering”(IPO) of USD$200-400 Millions processing in next  9-12 months on  New York Stock Exchange or/and Small-Cap NASDAQ or/and AIM London Stock Exchange  or/and HongKong  Stock Exchange , for the best interest of all public shareholders in China & USA and worldwide , and the Company will  present/disclose to the Public Accordingly.

China Holdings, Inc. will announce new versions of corporate websites of  www.chinaholding.net and www.chinapower.us publically in 3 months approximately with all updated development & progress & information.

On June 27, 2009, China Holdings, Inc. (the “Company”)& Julianna Lu/The Founder/Chairperson, for the honor and goodwill, have jointly legally agreed that Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee)& china partners legally have & keep 70% ownership/right  to the Company’s subsidiary: China Power, Inc., and also legally have/keep 70% ownership/right to all of China Power, Inc.’s 2250 Megawatts Renewable Energy Power Plants/Projects/Contracts, as well as have/keep 70% % ownership/right to China Power, Inc.’s 400 Square Kilometer Land Right/Ownership. China Holdings, Inc. legally keep  the 30% ownership/right to China Power, Inc.& its 2250 Megawatts Renewable Energy Power Plants/Projects/Contracts, and 30% of China Power, Inc.’s400 Square Kilometer Land Right/Ownership, as amended . China Holdings, Inc. and China Power, Inc.‘s amended agreements are for the best interest and legal protection to both China Holdings, Inc./All Public Shareholders and China Power, Inc./Shareholders.

On June 27, 2009, China Holdings, Inc. (the “Company”)& Julianna Lu/The Founder/Chairperson, for the honor and goodwill, have jointly legally agreed that Julianna Lu/The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna Lu’s further legal independent nominee)& china partners legally have & keep 70% ownership/right to China Holdings, Inc.’s 800 Square KM land Ownership/right & Land Development Right, and China Holdings, Inc. legally have & keep  the 30% ownership/right of the 800 Square Kilometer Land Ownership/right & Land Development Right, as amended.  China Holdings, Inc. & Julianna Lu ‘s amended agreements are for the best interest and legal protection to both China Holdings, Inc./All Public Shareholders and China Power, Inc./Shareholders.

Item 1.01	Entry into a Material Definitive Agreement

In June, 2009, China Holdings, Inc. (the “Company”) has legally executed 2 consulting contracts with “Wakabayashi Fund LLC”, a private equity fund incorporated in Tokyo, Japan that “Wakabayashi Fund LLC” is going to provide the Company with “Off-Shore” (Outside of USA) A Global Investor Relation & Public Relation Services and Supporting Programs & Financing Services (Off-Shore/Outside of USA) to the Company, on a non-exclusive basis. The Company has legally granted “Wakabayashi Fund LLC” with a total of 5,000,000 common stocks option at exercise price of $0.02 per common effective until Sep 30, 2009, and an additional 3,000,000 common stocks option at exercise price of $0.10 per common effective until June30, 2010. The Company has also legally agreed to pay for “Wakabayashi Fund LLC” with a 7% Success Consulting’ Fees upon the Financing Transactions Completion. As legally agreed as amended in later June 2009, the Company has also agreed to grant “Wakabayashi Fund LLC” with an additional 5,000,000 common stocks option at exercise price of $0.10 per common effective 2 yrs until June 27, 2011 as THE PERFORMANCE COMPENSATION LEGALLY EFFECTIVE UPON “Wakabayashi Fund LLC”’s further success transaction completion for the Company’s financing : $5 millions USD as Company’s currently private place offering as legally disclosed. Both Parties agreed that all further financing transactions will be legally fully compliances under USA SEC/NASDAQ applicable laws and regulations.

Item 3.02	Unregistered Sales of Equity Securities.

In June 2009, The Company has legally granted “Wakabayashi Fund LLC” with a total of 5,000,000 common stocks option at exercise price of $0.02 per common effective until Sep 30, 2009, and an additional 3,000,000 common stocks option at exercise price of $0.10 per common effective until June30, 2010, pursuant to the 2 Consulting Agreements described in Item 1.01 above.  The Company issued the common stocks option in reliance upon the exemption from registration provided by Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, as a sale not involving any public offering. The sale of these shares of common stock /option was not registered under the Securities Act and the shares may not be sold absent registration or an applicable exemption from registration requirements.

On June27,  2009, The Company has legally granted “Vintage Filings LLC” with a total of 3,000,000 common stocks option at exercise price of $0.10 per common effective until June27, 2010 for further “Vintage Filings LLC”’s further “PR” & “IR” efforts/communication support to the Company & market positively progressively. The Company issued the common stocks option in reliance upon the exemption from registration provided by Rule 506 of Regulation D and/or Section 4(2) of the Securities Act of 1933, as amended, as a sale not involving any public offering. The sale of these shares of common stock /option was not registered under the Securities Act and the shares may not be sold absent registration or an applicable exemption from registration requirements.

Item 1.01	Entry into a Material Definitive Agreement, And
Item 3.02	Unregistered Sales of Equity Securities.

As confirmed that, China Holdings, Inc. (the “Company”) has agreed that its subsidiary: China Power, Inc. (www.chinapower.us) is offering “A Private Placement Agreement” that WHEREAS, pursuant to,  Regulation S , or/and Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated  thereunder,  China Power, Inc. is offering up to 10,000,000 shares of China Power’s common stock and warrants to purchase 10,000,000 common shares of China Power’s common stock in a private placement (the “Offering”) on the terms and conditions set forth herein,  for each share of China Power’s common stock, $.001 par value (“Shares”), at a premium purchase price of US $0.50 per common share (the “Common Stock”),  includes Two (2) warrants (the “Warrant”) to purchase per share of Common Stock: the 1st warrant is exercisable for a period of  (12) months, at a price $USD1.00 per common share, and the 2nd warrant is exercisable for a period of  (24) months, at a price $USD2.00 per common share.  The Company plans to legally disclose/compliance/file with SEC Form 8-K upon further transactions completion as planed  in 45-90 days approximately. The Company believes that the decision is for the best interest/value of China Holdings, Inc./China Power, Inc./all public shareholders in China, USA and Worldwide.

 The Use of The Proceeds of USD$5,000,000 are for the development & construction of Phase I: 2000 MW Wind Power Plants/ on 400 Square Kilometers lands in Inner Mongolia PR China, and Phase I Development of 250 Biomass Waste to Energy Power Plants/Projects Across China  and General Corporate Development purposes.

China Power, Inc.(www.chinapower.us) and Julianna Lu& China Partners will continue the efforts, contribution, commitments to the Renewable Energy Industry in China & worldwide and will consolidate the developing and construction of 2000 Megawatts Wind Power Plants/Projects on 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013.

China Power, Inc.
www.chinaholding.net
www.chinapower.us

China Power, Inc. (“China Power”) (www.chinapower.us) is a development stage company with the goal of becoming a leading energy and renewable energy holding company that focuses on mergers and acquisitions, investment, research and development, construction and the operation of energy, and renewable energy, and environmental protection projects in China and throughout the world. China Power is developing renewable energy projects, pipelines in biomass energy projects and hydropower plants though mergers and acquisitions, joint-venture partnerships with biomass projects and hydropower plants, companies, local governments in China and throughout the world. China Power’s renewable energy strategy and plan in hydropower plants and biomass energy projects will enhance the technical, social, and environmental benefits of biomass energy and hydropower projects and provide investment and business opportunities in the cost-competitive industries or biomass energy and hydropower capacity energy supply in China and throughout the world, and also help increase long term shareholder value.

China Power Inc.
2000 Megawatts Wind Power Plants/Projects

China Holdings, Inc., via its controlled subsidiary China Power, Inc. has secured exclusive contracts with local government in Inner Mongolia China to exclusively develop and construct Two (2) Wind Power Plants to generate 2,000 MW (“Megawatts”) of electricity on a total 400 Square KM land with non-competition & non-solicit protections from the local government. China Power Inc. expects to break ground in 2009 for the initial 300 MW of wind power, to be completed within 24 months approximately.  Under the China Renewable Energy Laws and Registrations, the China State Power Grid has guaranteed to purchase 100% of the power generated by China Power, Inc.’s Wind Power Plants (2,000 MW) at 0.55 Yuan per kilowatt hour or approximately $0.08 per kilowatt hour, with a 4% increase annually for 25-30 years with additional guaranteed extension terms.

China Power's 2000 Megawatts Wind Farm Power Plants are legally financially protected by Local Chinese Government & China New Renewable Energy Policies & Laws to wind energy producers and developers. The Company expects total gross revenue of 2,750 Million Yuan (2,000,000 Kilowatts x 2500 Hours x 0.55 Yuan/Kwh) in 4 -5 years upon 2,000 MW Wind Farm Power Plants in full production. The value inherent in the Company's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

China Power, Inc. (www.chinapower.us)
400 Square Kilometers Land for 2000 Megawatts Wind Power Plants Development

China Holdings, Inc. and its’ controlled subsidiary: China Power, Inc. (www.chinapower.us) ( together “ the Company”) has  executed A Land Acquisition, Land Right & Ownership Agreement (“ the Agreement”) with local government in Inner Mongolia, P.R. China to exclusively acquire a total of 400 Square KM of Industrial lands at a fixed price of 58,000 Yuan ( China Currency) Per Mu Lands ( 1 Mu = 667 Square Meters) with non-competition & non-solicit protections from the local government. The Agreement allows the Company to acquire all or part of the 400 Square KM of Industrial lands in next four years exclusively with non-competition & non-solicit protections from the local government. The Agreement also allows the Company to apply for partial Lands RE-ZONING into Residential Lands or/and Commercial Lands for further Lands Development. China Holdings, Inc. (the “Company”)’s controlled subsidiary: China Power, Inc. focuses on its developing and construction of 2000 Megawatts Wind Power Plants/Projects on this 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013.

The value inherent in China Power's unique position through its 400 Sq. KM land rights/ownership/rights for real estate development is truly extraordinary, and the progress the China Power has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

China Power Inc.
250 Biomass Waste to Energy Power Plants/Projects
on A Total of 580,000 Mu Lands Across China

China Holdings, Inc., via its controlled owned subsidiary China Power, Inc. has secured exclusive a total of 5 (five) development, investment and construction contracts with the local China Government in Hebei, Hunan, AnHui and Inner Mongolia Provinces, PR China to develop, invest and construct a total of  five (5) biomass energy power generation plants/projects with a total potential power capacity for 50MW x 5 = 250 MW in pipeline. The development and construction of the facilities will require approximately 400 Millions Yuan (RMB) for each 50MW biomass plant/project. The development and construction of the facilities are subject to the Company completing certain due diligence requirements and obtaining financing from third parties. In addition to the foregoing, according to the China Central Government’s current alternative energy laws related to Biomass Energy Projects, under the All Construction Agreements, guaranteed (i) the financing for up to 65% of the 580 million Yuan China Power has committed to the development of all the power plants through local banks at a preferred interest rate, (ii) that 100% of the power generated by the Biomass Energy plants shall be purchased by the China State Grid at a purchase price of between 0.60 and 0.65 Yuan, or approximately $0.09 and $0.08, per kilowatt, (iii) All Biomass Energy Power Generation Plant/project (50MW) has designated with a total potential of 400 million KW/hr power generation capacity approximately annually, (iv) China Power’s rights under the Construction Agreements are all exclusive.The construction of the plant is estimated to take approximately two to three years.

Further Development & Execution
China Power Inc.
2000 Megawatts Wind Power Plants/Projects/400 Square Kilometers Land
And  250 Biomass Waste to Energy Power Plants/Projects/Total of 580,000 Mu Lands

China Power, Inc.(www.chinapower.us) and Julianna Lu& China Partners will continue the efforts, contribution, commitments to the Renewable Energy Industry in China & worldwide and will consolidate the developing and construction of 2000 Megawatts Wind Power Plants/Projects on 400 Square Kilometers lands in Inner Mongolia, PR China in 2009 – 2013. China Power, Inc. is also developing & construction of a total 250 MW Biomass Waste to Energy Plants/Projects (5)  in 2008 -2012. China Power, inc. is developing its renewable energy power plants in wind energy power plants, biomass clean energy & hydropower plants to reach a total potential power capacity of approximately 850 MW to 3200 MW in 2013 approximately.China Power, Inc. and Julianna Lu& China Partners will move forward on THE 2000 MW WIND POWER PLANTS/PROJECTS DEVELOPMENT/CONSTRUCTIONS PLAN (2009-2013) in Inner Mongolia PR China with the following programs & plans:

 * Execute/Complete "Wind Turbines Supplying & Operation System" /Contracts with China Top Rank Wind Turbines’ Manufactures or/and Global Industrial Wind Turbines Manufactures/", and ensure the system with the following  features:

* Wind Turbines (700 of 3.0MW or 600 of 3.6 MW): with the aim of reducing the cost per kWh, and lighter, Stronger towers and ground-breaking nacelle design which produces more power from less weight with efficiency, economic, effectiveness.

* Wind  Farm Operation Systems (Advanced) with the features of  Real-time active and reactive power control of the entire wind power plant; Control and monitoring of wind turbines, meteorology ,instruments and substations; Plant performance summaries in both text and graphical form; Comprehensive report generator module;  Productivity presentations; Availability calculations; Instant online data from any turbine: Status, power, wind speed, voltage current, temperatures and alarms; 10-minute averaged data, including mean values, standard deviations, minimum and maximum values; Advanced power curve presentations, including power curves, scatter curves, reference and wind distribution curves from multiple units; User-friendly graphical user interface based  on Windows standards; Client connection manager for access to multiple power plants; Secure login with customizable access profiles; Remote control of a single wind turbine or a group of  turbines.

* Complete “EPC Contracts” with China-National Top Rank Engineering Firms or/and Top-Global Engineering Firms (“EPC": Project Planning and Design, Project management, engineering, procurement and construction expertise) to construct the Company’s 2000 Megawatts Wind Power Plants/Projects in Inner Mongolia PR China on a turnkey basis/solution, and with upset price guarantees and fixed wind turbines installation & construction completion timetables.  “EPC” Completion Wind Turbines Installations and Manufacturing “2000 MW WIND POWER PLANTS/PROJECTS” on 400 Square KM Lands in Inner Mongolia PR China in 2-4 years approximately.

The value inherent in the Company's unique position through its 2000 MW Wind Power Plants/Projects is truly extraordinary, and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential of renewable energy power plants & industry in China, or/and worldwide.

Item 1.01	Entry into a Material Definitive Agreement, And
Item 3.02	Unregistered Sales of Equity Securities.

As confirmed that China Holdings, Inc. (the “Company”)  has  agreed  to offer “A Private Placement Agreement” that WHEREAS, pursuant to,  Regulation S , or/and Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and WHEREAS, pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated  thereunder,  the Company is offering up to 50,000,000 shares of the Company’s common stock and warrants to purchase 50,000,000 common shares of the Company’s common stock in a private placement (the “Offering”) on the terms and conditions set forth herein,  for each share of the Company’s common stock, $.001 par value (“Shares”), at a premium purchase price of US $0.10 per common share (the “Common Stock”),  includes Two (2) warrant (the “Warrant”) to purchase per share of Common Stock: the 1st warrant is exercisable for a period of  (12) months, at a price $USD0.20 per common share, and 2nd warrant is exercisable for a period of  (24) months, at a price $USD1.00 per common share.    The Company plans to legally disclose/compliance/file with SEC Form 8-K upon further transactions completion as planed in 45-90 days approximately. The Company believes that the above decision is for the best interest/value of China Holdings, Inc./all public shareholders.

The Master Land Developer & The Master Planner : Julianna Lu and China Holdings, Inc.
800 Square Kilometer Land /City Development
Phase I: Urban Design & Framework Structure Master Planning for
100 Square Kilometer Land /City Development: A New China Las Vegas City

For the honor & goodwill, As the Master Developer & the Master Land Planner , for the legal protection to China Holdings, Inc./All public interest that, as updated amended agreement,  China Holdings, Inc. (30%) and Julianna Lu (70%) / The Company’s Founder/Chairwoman/CEO/CFO/Creditor (or/and  Julianna’s  further legal independent nominee) are jointly developing a total of 800 Square Kilometers of Land for Real Estate Development in Inner Mongolia PR China into “ A NEW RESORT CITY – CHINA-AMERICA LAS VEGAS CITY” , which including commercial buildings, and residential development, five star hotels, shopping centers, casinos, golf courses as well as horse racing facilities and recreation and entertainment facilities, a new city will have a cosmopolitan flavors combining architecture from many of the world’s great cities including Las Vegas, Paris, London, Rome, Venice, Vancouver, Tokyo, New York, and a new city with a planned initial population of one million people in 2009-2016 in Inner Mongolia PR China

The Use of US$5,000,000 Proceeds  are  : 1). A total of USD$1,100,000 for further development and completion of  Phase I: Urban Design & Framework Structure Master Planning for 100 Square Kilometer Land /City Development: A New China Las Vegas City In Inner Mongolia, PR China  2). ). A total of USD$3,000,000 for Phase II Land Transaction/Land Development/Land Parcles Worldwide Campaign :100 Square Kilometer Land /City Development: A New China Las Vegas City In Inner Mongolia, PR China;3). ). A total of USD$900,000 General Worldwide Corporate Development & Administration.

The Company is going to complete the Phase I development of  The Urban Design & Framework Structure Master Planning of :100 Square Kilometer Land /City Development: A New City: China-America Las Vegas City In Inner Mongolia, PR China  in 4 to 6 months from now on and delivery  in later 2009  with

1. City Framework Plan:

A City Framework Plan for the entire 10,000 Ha (100 km2) proposal city growth area of one million people, resolved to a level depicting general land uses, transportation networks, district densities, open spaces, and retail, hotel, office/employment, and industrial floor space distribution. (Scale 1:10,000)

2. Entertainment Precinct Plan (Stage One):

A Master Precinct Plan for the designated 200 Ha (20 km2) Phase One portion of the City Framework Plan resolved to a detail depicting individual block parcels and building footprints including land uses, floor space densities, hotel rooms, office floor space, retail floor space, industrial floor space, landscape and an open space concept. (Scale1:2,500) and a statistical summary plan for the City Framework.

3. Resort Centre Plan (Stage 1A):

A detailed City Centre Plan for the appropriate 5-7 Ha central focus (Stage 1A) of the Entertainment Precinct depicting a concept design for a hotel, retail, and entertainment core. The City Centre Plan will depict a Phase 1A hotel and retail program along with a conceptual parks, open space and recreational areas landscape plan. (Scale 1:250).

The Master Land Developer/The Master Land Planner : China Holdings, Inc.& Julianna Lu
800 Square Kilometer Land /City Development
Phase I - 100 Sqaure KM land/City
Urban Design & Planning Framework Structure Plan
Completion /Deliverable Schedule: September/October 2009Approximately

The Phase I :  100 Square Kilometers of Land Development - The Master Plan : The Land and City Planning - The Phase IA master plan is consist of 20 Square Kilometers of land in Inner Mongolia, PR China: which provide with all the urban planning & designs for all the streets & buildings ( commercial, residential, industrial, & recreations) in initial 20 Sq. KM land – Julianna Lu &China Holdings, Inc. ‘s  objective is maximize the value of every square meter of  20 – 100 Sq KM land as the ultimate value as multi-billion dollars assets/revenues.

The Development Schedules – Four (4-5) Months in Sep-Oct-Nov 2009 Completion

Month I  (June, July, Aug 2009): Evaluation Phase
Deliverables include:

•	Site and context analysis
•	Program generation
•	Team mobilization
•	Understanding of historic precedents
•	Review of natural and man made morphologies
•	Concept story telling
•	Orchestration of presentation materials
•	Site visit and technical workshop

Month II (August – Sep 2009): Analysis Phase
Deliverables include:

•	Generation of alternative solutions as appropriate
•	Movement system analysis
•	Open space systems analysis
•	Density calculations
•	Selection of preferred mater planning concept

Month III  (Sep-Oct 2009): Synthesis Phase

Deliverables include:

•	Refinement of preferred master plan
•	Development of zoning diagram

•	Alternative site massing diagrams
•	Development of character studies
•	Development of phasing diagram

Month IV (Nov-Dec 2009): Communication Phase
Deliverables include:

•	Provision of colored master plan: 100 Square KM land – urban design frame structure plan
•	Provision of up to 12 -20 character sketches (100 Square KM land frame structure)
•	Provision of 3 -10 cross sections (100 Square KM land frame structure)
•	Provision of colored master plan – Stand Physical Massing Models : Land Scales: (1:1000 Scale) or (1:500 Scale)
•	Provision of colored master plan – 3D massing models: Land Scales: (1:1000 Scale) or (1:500 Scale): for 30-60 sec. fly-through animations or/and 360 degree spin around animations
•	Provision of colored master plan –Power Point Presentations & Marketing materials: Overall Projects Concept

China Holdings & Julianna Lu’s Consolidated Land Development Plan
800 Square Kilometers of Land for Real Estate Development
Iin Inner Mongolia PR China
Phase II :  100 Square Kilometers of Land Development
The Master Plan Completion & China/Worldwide Lands Parcels Marketing & Land Development

•	Worldwide - 100 Square Kilometers of Land Parcels Development and Partial 100 Sq KM Land Parcels - China/Worldwide Marketing: Multi-Billon Dollars Revenues and Multi-Billon Dollars Assets
•
100 Square Kilometers Land - Construction & Land Development  - Real Estate Development: Commercial, buildings/properties,  Residential buildings/properties, Industrial buildings/properties & recreation buildings/properties : Multi-Billon Dollars Revenues and Multi-Billon Dollars Assets

As the Master Land Developer& The Master Land Planner, China Holdings, Inc.& Julianna Lu are consolidating:  Phase I Land Development : 800 Square Kilometer Land /City Development: Urban Design & Framework  Structure Master Planning: 100 Square Kilometer Land /City Development: A New China Las Vegas City in Inner Mongolia PR China. The objective of Julianna Lu/China Holdings’ Urban Design & Framework  Structure Master Planning for the 100 Square Kilometer Land /City Development: A New China Las Vegas City  in Inner Mongolia PR China: is to maximize the value of every square meter of 100 Square KM land parcels into multi-billion dollars profits multi-billion dollars assets as the ultimate values  not only for China Holdings/All Public Shareholders in China, USA and Worldwide,  as well as to People & Government in Inner Mongolia PR China.

 The multi-billion dollar value inherent in China Holdings & Julianna Lu,  the Master Land Developer & The Master Land Planner , the original unique position of The Land Acquisition & Development, Land Right & Ownership for the 800 Square KM (“Kilometers”) Lands of Residential, Commercial, Industrial and Recreation Lands in Inner Mongolia PR China are truly extraordinary with multi-billion dollars values,  and the progress the Company has made on its initiatives for the coming years signals the ability to capitalize on the underlying potential multi-billion  dollars assets & profits of land /real estate/properties development in Inner Mongolia, China.

As the Master Land Developer& The Master Land Planner, China Holdings & Julianna Lu have created a spectacular opportunity for The World, and China Holdings & All Worldwide Public Shareholders to participate the further creation of 100 Square KM land/city development of “China Las Vegas”, a new resort city  in Inner Mongolia China, of a population of one million people. Julianna Lu and China Holdings are consolidating the development of a master planning to develop a strategic City Vision Plan for the entire proposed 10,000 Ha city and a master plan for the 2000 Ha first phase precinct, which will respect important site assets, the regional and Chinese cultural & historical settings, and the economic aspirations and world-class development vision of China Holdings & Julianna Lu. As the Master Land Developer& & The Master Land Planner,  China Holdings & Julianna Lu Are consolidating the land development of Phase I: 100 Square Kilometers parcel of land in Inner Mongolia into a new city with a planned initial population of one million people in 2009-2016. The first phase will involve creation of a visionary plan for the new city including commercial buildings, and residential development,  five star hotels, shopping centers, casinos, golf courses as well as horse racing facilities and recreation and entertainment facilities.   China Holdings& Julianna Lu  are intended that the new city will have a cosmopolitan flavour combining architecture from many of the world’s great cities including Las Vegas, Paris, London, Rome, Venice, Vancouver, Tokyo, New York and Hong Kong, etc. The land/city development is located near an existing brand-new airport, and served by advanced high speed railway and modern highway.  All of  required basic infrastructure has already been built by the Chinese Government in later 2008.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHINA HOLDINGS, INC.

Date: June 29, 2009	By:	/s/ Xiaofei Yu Xiaofei Yu The President/Vice Chairman of Board

/s/ Julianna Lu
Julianna Lu
Chief Executive Officer & Chairperson of Board